Exhibit 10.1.15

Chesapeake Energy Corporation

☐ Notice of Grant of Stock

ID: 73-1395733

Options and Option Agreement

6100 N. Western Avenue

Oklahoma City, OK 73118

<Name>	Option Number:	___________
<Address>	Plan:	___________
<Address>	ID:	___________

Effective <date>, you have been granted a(n) Incentive Stock Option <Nonqualified Stock Option> to buy              shares of Chesapeake Energy Corporation (the Company) stock at $             per share.

The total option price of the shares granted is $                .

Shares in each period will become fully vested on the date shown. [four equal annual installments]

Shares	Vest Type	Full Vest	Expiration
_______	On Vest Date	mm/dd/yyyy	<10 years from grant date>
_______	On Vest Date	mm/dd/yyyy	<10 years from grant date>
_______	On Vest Date	mm/dd/yyyy	<10 years from grant date>
_______	On Vest Date	mm/dd/yyyy	<10 years from grant date>

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Chesapeake Energy Corporation	Date

<NAME>	Date